                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                            KEY ENERGY SERVICES, INC.
                     14% SENIOR SUBORDINATED NOTES DUE 2009

         This form must be used by a holder of 14% Senior Subordinated Notes due 2009 of Key Energy Services, Inc. (the "Company"), who wishes to tender outstanding notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" of the Prospectus Supplement, dated June 21, 1999 (the "Prospectus Supplement"), and in Instruction 1 to the related Letter of Transmittal. Any holder who wishes to tender outstanding notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus Supplement or the Letter of Transmittal.

         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 19, 1999 UNLESS EXTENDED (THE "EXPIRATION DATE").

TO:      THE BANK OF NEW YORK (THE "EXCHANGE AGENT")

                        BY REGISTERED OR CERTIFIED MAIL:
                              The Bank of New York
                               101 Barclay Street
                         Corporate Trust Services Window
                                  Ground Level
                             Reorganization Section

                            Attn: Gertrude Jeanpierre

                           BY HAND/OVERNIGHT DELIVERY:
                              The Bank of New York
                             101 Barclay Street, 7E
                            New York, New York 10286
                             Reorganization Section

                            Attn: Gertrude Jeanpierre

                          BY FACSIMILE: (212) 815-6339
                              The Bank of New York

                      Confirm by telephone: (212) 815-5920

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus Supplement and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of outstanding notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus Supplement and in Instruction 1 of the Letter of Transmittal.


         The undersigned hereby tenders the notes listed below:

  ACCOUNT NUMBER AT THE DEPOSITORY               AGGREGATE PRINCIPAL AMOUNT                AGGREGATE PRINCIPAL AMOUNT
            TRUST COMPANY                                REPRESENTED                                TENDERED
-------------------------------------         ---------------------------------         --------------------------------

-------------------------------------         ---------------------------------         --------------------------------

-------------------------------------         ---------------------------------         --------------------------------

-------------------------------------         ---------------------------------         --------------------------------

                            PLEASE SIGN AND COMPLETE

         ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND
EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS
OF THE UNDERSIGNED.

x
-----------------------------------------------------------------------------------      ---------------------------
x
-----------------------------------------------------------------------------------      ---------------------------
                 Signature(s) of Owner(s) or Authorized Signatory                                   Date

Area Code and Telephone Number:
                                ------------------------------------------------------------------------------------

         Must be signed by the registered holder(s) of the tendered notes exactly as their name(s) appear on a security position listing, or by persons(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of
Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or the person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                                       PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
         -----------------------------------------------------------------------------------------------------------

Capacity:
          ----------------------------------------------------------------------------------------------------------

Address(es):
             -------------------------------------------------------------------------------------------------------

                                                     GUARANTEE

         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that timely confirmation of the book-entry transfer of such notes into the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus Supplement under "The Exchange Offer--Guaranteed Delivery Procedures," together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five business days after the Expiration Date.


-------------------------------------------------       -------------------------------------------------
                  Name of Firm                                        Authorized Signature

-------------------------------------------------       -------------------------------------------------
                      Address                                                Title
                                                        Name:
-------------------------------------------------            --------------------------------------------
                                            (Please Type or Print)

                     INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

         1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail, properly insured, with return receipt requested is recommended. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 1 of the Letter of Transmittal.

         2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by a participant of DTC whose name appears on a security position listing as the owner of notes, the signature must correspond with the name shown on the security position listing as the owner of the tendered notes.

         If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any notes listed or a participant of DTC, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the participant shown on DTC's security position listing.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

         3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus and the Prospectus Supplement may be directed to the Exchange Agent at the address specified herein and in the Prospectus Supplement. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

                                       3